UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 7, 2008

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	333-143314	20-8051010
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6th Floor, Suite 608, Xue Yuan International Tower,
No. 1 Zhichun Road, Haidian District Beijing, PRC

(Address Of Principal Executive Offices) (Zip Code)

+86 10 8231 8626
(Registrant’s Telephone Number, Including Area Code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountants

On July 7, 2008, Yongye Biotechnology International, Inc. (the “Company”) engaged MSPC Certified Public Accountants and Advisors, P.C. (“MSPC”) to serve as its independent auditor, effective immediately.

From the Company’s inception through the date of this disclosure, the Company did not consult MSPC regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

By:	/s/ Zishen Wu
Name: Zishen Wu
Title: President and CEO

Dated: July 9, 2008